SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ______________________

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  May 14, 2003


                                NOXSO CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Virginia
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

         000-17454                                         54-1118334
 ------------------------                      ---------------------------------
 (Commission file number)                      (IRS employer identification no.)

   1065 South 500 West, Bountiful, Utah                        84010
------------------------------------------                  ------------
 (Address of principal executive offices)                    (Zip code)


                                 (801) 759-7732
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                  This document contains a total of 27 pages.

Item 1.  Changes in Control of Registrant

         Noxso Corporation (the "Company") is seeking to enter into arrangements for the acquisition of proven construction components, products and systems that can be combined and utilized to produce and supply components of dry-stacked masonry wall systems for residential and commercial buildings, as well as other complimentary construction elements and the acquisition of real property that may be used in connection with a site to establish a production facility to produce such components and products to be available for construction projects. In connection therewith, the Company has entered into the following transactions, which have resulted in a change in control of the Company.

         On May 14, 2003, the Company and SWAA Tepeaca Holdings, LC ("SWAA") closed on a Purchase and Sale Agreement whereby the Company purchased approximately twenty-one acres of real property (the "Property") made up of several individual parcels that are collectively located at one site in the immediate vicinity of the city of Tepeaca, State of Puebla, Country of Mexico. This Property is anticipated to be used as a site to establish the Company's proposed production facility as described above. In consideration for the Property, the Company issued to SWAA (i) an initial promissory note in the principal amount of $10,000 US, as an earnest money deposit, which promissory note bears interest at the rate of ten percent per annum, and is due and payable in a single balloon payment on the one year anniversary of the note; (ii) a promissory note in the principal amount of $1,640,000 US, which promissory note bears interest at the rate of ten percent per annum, is secured by the Property and is due and payable in a single balloon payment on the earlier of (a) on demand or (b) on the one year anniversary of the note, and (iii) 5,167,150 shares of the Company's restricted common stock.

         On May 14, 2003, the Company acquired all of the issued and outstanding securities of Advanced Construction & Manufacturing Technologies De Mexico SA De CV or ACMT De Mexico ("ACMT"), a Mexican corporation in good standing under applicable law and domiciled in Mexico City, Mexico. ACMT has not initiated operations, but is immediately qualified to own real and personal property in Mexico. ACMT, as a wholly-owned subsidiary of the Company, will own and hold title to the Property purchased, as described above. Also, it is anticipated that ACMT will be used by the Company in connection with its production facility, as described above. As consideration for the ACMT purchase, the Company issued to the owners of ACMT (i) promissory notes in the aggregate principal amount of $150,000 US, which promissory notes bear interest at the rate of ten percent per annum, and are due and payable on the earlier of (a) the one year anniversary of the note or (b) on demand, and (ii) 350,000 shares of the Company's restricted common stock. The consideration for the purchase was paid in two equal amounts to Groupo Industrial Potro S.A. De C.V. and SouthWest Management Company, the owners of ACMT.

         On May 14, 2003, the Company also acquired all of the issued and outstanding securities of International Construction Concepts, Inc. ("ICC"), a Nevada corporation. ICC has relationships that may be utilized in connection with the Company's proposed acquisition of constructions systems used to produce and supply components of dry-stacked masonry systems. As consideration for the ICC purchase, the Company issued to the owners of ICC 100,000 shares of the Company's restricted common stock. Seventy-five percent of the consideration for the purchase of the ICC securities was paid to SouthWest Management Company and twenty-five percent of the consideration was paid to Noah Sifuentes, the owners of ICC.

         After the above reference transactions, the Company had outstanding 6,752,150 shares of common stock, which resulted in SWAA owning 76.5% of the issued and outstanding shares of common stock, giving the SWAA voting control of the Company. With respect to the other parties receiving stock, Groupo Industrial Potro S.A. De C.V. owns 4.5% of the outstanding stock, SouthWest Management Company owns 3.7% of the outstanding stock and Mr. Sifuentes owns less than 1% of the outstanding stock.

         The Company expects to enter into additional agreements relating to its acquisition of construction systems used to produce and supply components of dry-stacked masonry systems as well as other complimentary construction elements. However, no definitive arrangements have been agreed and there can be no assurance that any definitive arrangements completed or that the Company will have sufficient funding to execute is business plan or that its business plan will be successful.

Item 2.  Acquisition or Disposition of Assets.

         The Company acquired approximately twenty-one acres of undeveloped real property made up of several individual parcels that are collectively located at one site in the immediate vicinity of the city of Tepeaca, State of Puebla, Country of Mexico. This transaction is described in greater detail in Item 1 hereto.

Item 5.  Other Events and Regulation FD Disclosure.

         Effective April 30, 2003, Mr. Robert Long resigned as a member of the Company's board of directors. Effective May 1, 2003, Mr. Robert Arbon was appointed to fill the vacancy created by Mr. Long's resignation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

        Number                     Description

         10.1     Purchase and Sale Agreement By and Between the Company and
                  SWAA Tepeaca Holdings, LC, effective May 1, 2003.
         10.2     Securities Purchase Agreement By and Between the Company and
                  the Owners of Advanced Construction & Manufacturing
                  Technologies De Mexico SA De CV, effective May 8, 2003.
         10.3 Securities Purchase Agreement By and Between the Company and the Owners of International Construction Concepts, Inc., effective May 8, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NOXSO CORPORATION




Date: May 16, 2003                                  By   /s/ Richard J. Anderson
                                                        ------------------------
                                                         Richard Anderson
                                                         President and Director